SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) JANUARY 27, 2000
                                                         ----------------


                             TELEHUBLINK CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                     0-25002                   59-3200879
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


         24 NEW ENGLAND EXECUTIVE PARK, BURLINGTON, MASSACHUSETTS 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (781) 229-1102
                                                           --------------



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On January 27, 2000, TeleHublink Corporation (THLC), acquired wirelessEncryption.com, Inc. (WEC). THLC acquired all of the issued and outstanding shares of capital stock of WEC, a developer of ultra secure signal processing security incorporated under Massachusetts law, from all of the shareholders thereof.

         The aggregate consideration to be paid by THLC to the Selling Shareholders consisted of 5,000,000 shares of THLC restricted shares. The THLC Stock Consideration will be distributed pro ratably among the Selling Shareholders in accordance with their respective ownership interests in WEC at the Closing Date. The terms of the Agreement were determined in arm's-length negotiations between THLC and the Selling Shareholders.

         WEC is developing a unique technology that will give users enhanced quality, and ultra secure end-to-end signal processing security (encrypting/authenticating) for communication signals. The Company is currently focused on providing security and signal enhancement to the multibillion-dollar wireless and cellular industry. Founded in 1999, wirelessEncryption.com, Inc. is located in Worcester, Massachusetts.

         All other information required by Item 2 is set forth in the Agreement filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) of Form 8-K will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

         (c)      EXHIBITS.

         Exhibit 99.1 Agreement and Plan of Merger, dated as of January 27, 2000, by and among THLC (a Delaware corporation) and wirelessEncryption.com, Inc. (Does not include Exhibits or Disclosure Schedules. THLC will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELEHUBLINK CORPORATION


                                       By: /s/ BRUCE W. YOUNG
                                           -------------------------------------
                                           Bruce W. Young
                                           President and Chief Executive Officer

Dated:  February 17, 2000


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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1 Agreement and Plan of Merger, dated as of January 27, 2000, by and among THLC (a Delaware corporation) and wirelessEncryption.com, Inc. (Does not include Exhibits or Disclosure Schedules. THLC will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.)



                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

ARTICLE I TRANSFER OF WEC STOCK
         1     TRANSFER OF WEC STOCK...........................................1


ARTICLE II CONSIDERATION.......................................................1
         2.1. TRANSFER.........................................................1
         2.2. PAYMENT OF TAXES UPON TRANSFER OF BUSINESS.......................1


ARTICLE III REPRESENTATIONS AND WARRANTIES AS TO WEC...........................1
         3.1. ORGANIZATIONS, STANDING AND POWER................................2
         3.2. CAPITALIZATION...................................................2
         3.3. OWNERSHIP OF WEC COMMON STOCK....................................2
         3.4. INTERESTS IN OTHER ENTITIES......................................2
         3.5. AUTHORITY........................................................3
         3.6. NONCONTRAVENTION.................................................3
         3.7. ABSENCE OF UNDISCLOSED LIABILITIES...............................3
         3.8. ABSENCE OF CHARGES...............................................3
         3.9. LITIGATION.......................................................4
         3.10. NO VIOLATION OF LAW.............................................4
         3.11. PROPERTIES......................................................4
         3.12. INTANGIBLES/INVENTIONS..........................................4
         3.13. SYSTEMS AND SOFTWARE............................................5
         3.14. BANKS; POWERS OF ATTORNEY.......................................5
         3.15. EMPLOYEE ARRANGEMENTS...........................................5
         3.16. ERISA...........................................................5
         3.17. CERTAIN BUSINESS MATTERS........................................5
         3.18. CERTAIN CONTRACTS...............................................6
         3.19. APPROVELS/CONSENTS..............................................6
         3.20. SECURITIES ACT REPRESENTATION...................................6
         3.21. INFORMATION AS TO WEC...........................................6


ARTICLE IV REPRESENTATIONS AND WARRANTIES AS TO THLC...........................6
         4.1. AUTHORITY........................................................6
         4.2. INFORMATION AS TO THLC...........................................7
         4.3. ORGANIZATION; GOOD STANDING; POWER; ETC..........................7


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                            TABLE OF CONTENTS (Cont.)


                                                                            PAGE
                                                                            ----

ARTICLE V INDEMNIFICATION.....................................................11
         5.1. INDEMNIFICATION BY THE SELLING STOCKHOLDERS.....................11
         5.2. THIRD PARTY CLAIMS..............................................11
         5.3. ASSISTANCE......................................................12

ARTICLE VI ADDITIONAL COVENANTS...............................................12
         6.1. NONCOMPETE COVENANT.............................................12
         6.2. CONSUMMATION OF TRANSACTION.....................................12
         6.3. COOPERATION/FURTHER ASSURANCES..................................12
         6.4. ACCURACY OF REPRESENTATIONS.....................................13
         6.5. NOTIFICATION OF CERTAIN MATTERS.................................13
         6.6. BROKER..........................................................13
         6.7. EMPLOYMENT AGREEMENT............................................13

ARTICLE VII CONDITIONS OF CLOSING.............................................13
         7.1. CONDITIONS TO OBLIGATIONS OF THLC TO CLOSE......................13
         7.2. CONDITIONS TO OBLIGATIONS OF WEC AND THE SELLING
                STOCKHOLDERS TO CLOSE.........................................14
         7.3. EFFECTS OF TERMINATION..........................................15

ARTICLE VIII THE CLOSING......................................................15
         8.1. DELIVERIES BY THLC AT THE CLOSING...............................15
         8.2. DELIVERIES BY WEC AND/OR THE SELLING STOCKHOLDERS
                AT THE CLOSING................................................16
         8.3. OTHER DELIVERIES................................................16

ARTICLE IX SURVIVAL OF REPRESENTATIONS AND WARRANTS...........................16

ARTICLE X GENERAL PROVISIONS..................................................16
         10.1. FEES AND EXPENSES..............................................16
         10.2. PUBLICATIONS...................................................16
         10.3. NOTICES........................................................16
         10.4. AMENDMENT......................................................17
         10.5. WAIVER.........................................................17
         10.6. SEVERABILITY...................................................17
         10.7. ENTIRE AGREEMENT...............................................17
         10.8. NO ASSIGNMENT..................................................17
         10.9. HEADINGS.......................................................17
         10.10. SCHEDULES.....................................................17
         10.11. GOVERNING LAW.................................................18
         10.12. COUNTERPARTS..................................................18
         10.13. ARBITRATION...................................................18


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EXHIBITS
--------

       2.1          Stock Ownership Interests in WEC
       3.12         Intangibles-Intellectual Property Rights of WEC: Exceptions
       3.14         Complete List of WEC Banks and Persons Having Access Thereto
       3.15         Summary Description of WEC Employment & Compensation
                      Arrangements
       3.17         Certain Business Matters
       3.18         List of All WEC Contracts, Commitments, Obligations and
                      Understandings
       3.2          List of Holders of All Outstanding Stock of WEC
       4.3(a)       Jurisdiction in Which THLC Qualified To Do Business
       4.3(b)(i)    No Outstanding Rights of Subscription or Warrants
                      (Exceptions)
       4.3(b)(ii)   Names of All Subsidiaries of THLC
       4.3(c)       Delivery and Performance of Agreement Not A  Breach,
                      Exceptions
       4.3(d)       Consents Required
       4.3(h)       ERISA-THLC Benefit Plans
       4.3(j)       Financial Statements as of 10/30/99
       4.3.(m)      Office Locations of THLC
       4.3(o)       Company Action Taken Since 10/31/99
       4.3(p)       Potential Conflicts of Interest
       4.3(R)       Previously Undisclosed Liabilities
       4.3(s)       List of Ten Largest Customers of the Company During
                      Fiscal 1999
       4.3(t)       Environmental Compliance
       4.3(v)       Rules, Regulations, Osha



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